UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S Ashley Dr, Suite 100

Tampa, FL 33602

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 472-9679

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Between November 18, 2024 and November 19, 2024, SC Worx Corp. (the “Company”, ““Registrant”, we”, “us”, “our”) entered into a Securities Purchase Agreement (“SPA”) with certain accredited investors (the “Investors”), and, pursuant to the SPA, sold to the Investors an aggregate 232,558 shares of its common stock, $.001 par value, and warrants to acquire up to an aggregate 232,558 additional shares of the Company’s common stock for gross proceeds of $200,000. The warrants are exercisable at a price of $0.86 per share, subject to certain adjustments, and expire five years from the dates of issuance. Each of the Investors represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and that it was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The Company intends to use the net proceeds from the transaction for working capital, and other general corporate purposes.

Warrants

The exercise price of the warrants is $0.86 per share, subject to adjustment as described below. The warrants are immediately exercisable. And have a term of five years from the issuance dates. The Warrants are also exercisable on a cashless basis at any time the registration statement covering the shares issuable upon the exercise of the warrants is not effective. The warrants are not exercisable if, after giving effect to the exercise, the holder or any of its affiliates would be the beneficial owner as determined in accordance with the rules of the SEC of in excess of 4.99% of our outstanding shares of common stock.

The exercise price is subject to adjustment for stock splits, combinations or similar events, and, in such event, the number of shares issuable upon the exercise of the warrants will also be adjusted such that the aggregate warrant exercise price shall be the same immediately before and immediately after such adjustment. In addition, the warrant exercise price is also subject to a “full ratchet” anti-dilution adjustment which, in the event that we issue or are deemed to have issued, certain securities at a price lower than the then applicable warrant exercise price, immediately reduces warrant exercise price to equal the price at which we issued or was deemed to have issued, our common stock.

Registration Rights

The shares of Common Stock and shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the SPA, the Company and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the Conversion Shares, the Warrant Shares, promptly following the Closing Date.

The foregoing is only a summary of the material terms of the SPA, the Convertible Notes, the Warrants, the Security Agreement, the Registration Rights Agreement, and the other transaction documents, and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the forms of SPA, warrants, and Registration Rights Agreement is qualified in its entirety by reference to the forms of such agreements, which are filed as exhibits to this Current Report and are incorporated by reference herein.

The foregoing summary and the exhibits hereto also are not intended to modify or supplement any disclosures about us in our reports filed with the SEC. In particular, the agreements and the related summary are not intended to be, and should not be relied upon, as disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The agreements contain representations and warranties by us, which were made only for purposes of those agreements and as of specified dates. The representations, warranties and covenants in the agreements were made solely for the benefit of the parties to the agreements; may be subject to limitations agreed upon by the contracting parties, including being subject to confidential disclosures that may modify, qualify or create exceptions to such representations and warranties; may be made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the SPA is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The matters described in Section 1.01 of this Current Report on Form 8-K related to the Notes Offering and the stock issuances in payment of the arbitration award are incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a puwblic offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant
10.3	Form Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Company’s 8-K filed with the SEC on July 16, 2024)
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2024

SCWorx Corp.

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Chief Executive Officer

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